                                   EXHIBIT 99


     Trustee's Remittance Report in  respect of the August Remittance Date.



                  [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]

EQCC 1996-2
MONTHLY RECAP & DISTRIBUTION
COMPANY  432
                                      FINAL
CUTOFF DATE:  MAY 1, 1996
--------------------------------------------------------------------------------
Due Period                                     December, 1996
Monthly Payment Date                             January 15
Group                                    Fixed Rate Group (Co. 432)
Remittance Number                                     8
--------------------------------------------------------------------------------

Class A-1 Principal Balance-BOM                                   97,527,962.97
Class A-2 Principal Balance-BOM                                  103,241,000.00
Class A-3 Principal Balance-BOM                                   40,703,000.00
Class A-4 Principal Balance-BOM                                   46,564,000.00
Class A-5 Principal Balance-BOM                                   15,936,000.00
                                                              -----------------
Total Class A Principal Balance - BOM                            303,971,962.97

Class A-1 Principal Balance - EOM                                 91,481,838.31
Class A-2 Principal Balance - EOM                                103,241,000.00
Class A-3 Principal Balance - EOM                                 40,703,000.00
Class A-4 Principal Balance - EOM                                 46,564,000.00
Class A-5 Principal Balance - EOM                                 15,936,000.00
                                                              -----------------
Total Class A Principal Balance - EOM                            297,925,838.31

Number of Accounts BOM                                                     6455
Number of Accounts EOM                                                     6323

Class A-1 Principal Remittance                                     6,046,124.66
Class A-2 Principal Remittance                                             0.00
Class A-3 Principal Remittance                                             0.00
Class A-4 Principal Remittance                                             0.00
Class A-5 Principal Remittance                                             0.00
                                                              -----------------
Total Class A Remittance Amount                                    6,046,124.66

Class A-1 Cert.ificate Pass-Thru Rate                                    6.150%
Class A-2 Cert.ificate Pass-Thru Rate                                    6.700%
Class A-3 Cert.ificate Pass-Thru Rate                                    7.125%
Class A-4 Cert.ificate Pass-Thru Rate                                    7.500%
Class A-5 Cert.ificate Pass-Thru Rate                                    7.850%

WAC BOM                                                              10.561833%
WAC EOM                                                              10.552768%
WAP BOM                                                                  6.763%
WAP EOM                                                                  6.776%
WAM BOM                                                                  167.33
WAM EOM                                                                  166.51

Curtailments                                       76,934.23
Prepayment Amount                               5,409,669.07       5,486,603.30
                                             ---------------
Liquidated Principal                                                  91,416.09
Number of Prepayments & Liquidations                                        132
Number of Liquidated account only                                             3

Aggregate Interest Accrued                                         2,636,467.04
Less, Class A-1 Interest Accrued                 (499,830.81)
Less, Class A-2 Interest Accrued                 (576,428.92)
Less, Class A-3 Interest Accrued                 (241,674.06)
Less, Class A-4 Interest Accrued                 (291,025.00)
Less, Class A-5 Interest Accrued                 (104,248.00)
                                             ---------------
                                                                  (1,713,206.79)
Less, Monthly Premium                                                (24,827.15)
Less, LOC Fees                                                             0.00
Less, Service Fees Accrued                                          (149,806.19)
                                                              -----------------

Excess Spread                                                        748,626.91
Spread Account Balance Previous Month                              7,725,495.68
Investment Earnings                                                   31,438.21
Spread Account Amount - Mortgage Loan Losses                         (36,311.48)
Spread Account Amount - Advances                                    (150,652.93)
                                                              -----------------

Spread Account Balance Before Distribution                         8,318,596.39
LOC Account Balance Before Distribution                                    0.00
Specified Spread Account Requirement                              12,375,000.00
                                                              -----------------
Spread Account Excess/(Deficit)                                   (4,056,403.61)


Reimbursable Amounts Due Servicer from
  Current Month                                                        2,722.59
Reimbursable Amounts from Previous Months                              4,177.16

                                                              -----------------
Reimbursable Amounts Wired to Servicer                                     0.00
                                                              -----------------
                                                              -----------------
Spread Account Excess Wired to Servicer                                    0.00
                                                              -----------------

Reimbursable Amounts Carried Forward                                   6,899.75
Spread Account Balance After Distribution                          8,318,596.39

Interest Collected                                                 2,682,955.43
Less, Pre-Cutoff Interest                                             (1,309.02)
                                                              -----------------

Total Post Cutoff Interest Collected                               2,681,646.41
Plus,  Principal Collected                                         5,954,708.57
Plus,  Liquidation Proceeds                                           55,104.61
Plus,  Advances                                                    1,983,732.95
Less, Recovery                                                    (2,177,199.74)
Less, Service Fee Collected                                         (152,171.70)
Less, Excess Spread                                                 (748,626.91)
                                                              -----------------

Available Payment Amount                                           7,597,194.19
Plus, Spread Account Amount                                          186,964.41
Less, Class A Interest Remittance                                 (1,713,206.79)
Less, Class A Principal Remittance                                (6,046,124.66)
Less, Monthly Premium                                                (24,827.15)
Less, LOC Fees                                                             0.00
                                                              -----------------

                                                              -----------------
COLLECTION EXCESS (SHORTAGE)                                              (0.00)
                                                              -----------------

Total Due Class R                                                          0.00
---------------------------------------------                 -----------------
Class R Wire 99.9999%                                                      0.00
---------------------------------------------                 -----------------
Reimbursement To Servicer from Spread                                      0.00
---------------------------------------------                 -----------------
Reimbursement To Servicer from Collections                                (0.00)
---------------------------------------------                 -----------------

Monthly Advance (from MTG1711)                                     2,134,385.88
Recovery (from MTG1711)                                           (2,177,199.74)
Mortgage Loan Losses (Liq. Reports)                                   36,311.48
P&I Account Shortage (Before Adjustment)                             193,466.79
P&I Account Shortage (FINAL)                                         150,652.93
Advances Recovered (FINAL)                                                 0.00
Original Recovery Difference                                          42,813.86

CPR                                                                      19.93%
% Outstanding to Org. UPB                                                90.28%
Class A1 Final Pmt Date.                                          June 15, 2003

Outstanding Advances                                               1,171,784.35

UPB of three largest outstanding loans                               731,121.94
UPB of loans over 90 days delinquent                               5,384,290.52
Base Spread Account Requirement                                   12,375,000.00
No. Months Since Closing                                                      8

                                             ----------------------------------
                                                              WAP EOM
                                             ----------------------------------
                                             CLASS A1              5,626,133.06
                                             CLASS A2              6,917,147.00
                                             CLASS A3              2,900,088.75
                                             CLASS A4              3,492,300.00
                                             CLASS A5              1,250,976.00
                                             ----------------------------------
                                                                  20,186,644.81
                                             WAP EOM                     6.776%
                                             ----------------------------------


                                             ----------------------------------
                                             SPECIFIED SPREAD CALC.

                                             Calc (X)(a)          12,375,000.00
                                             Calc (X)(b)             731,121.94
                                             Calc (X)(c)          (2,101,978.58)
                                             Calc (Y)(a)                   0.00
                                             Calc (Y)(b)                   0.00
                                             Calc (Y)(c)                   0.00
                                             ----------------------------------

                                             ----------------------------------
                                             SUBORDINATED AMOUNT

WILL CHANGE 5/1/2001                         May 1, 1996          32,175,000.00
                                             Cumm. ES Recpts.         85,003.58
                                                              -----------------

                                             Current Sub. Amt.
                                                                  32,089,996.42
                                                              -----------------
                                                              -----------------
                                             ----------------------------------

                                                                  64,350,000.00
                                             WAP EOM                       0.00